EXHIBIT 10.1

Sixth AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
This SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”), dated as of February 21, 2018 (the “Sixth Amendment Effective Date”), is among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as borrower (the “Borrower”), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the “MLP”), the Lenders (as defined below) party hereto, and ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders and as L/C Issuer and a Lender.

WHEREAS, the Borrower, the MLP, the Administrative Agent, and the lenders party thereto (the “Lenders”) are parties to that certain Third Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of July 12, 2013, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of May 5, 2014, that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of June 27, 2014, that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of June 23, 2015, that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of April 27, 2016, and as may be further renewed, extended, amended, restated or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and Lenders amend the Credit Agreement to reflect the changes set forth below; and

WHEREAS, the Administrative Agent and Lenders party hereto have agreed to such request, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Definitions. Unless otherwise defined in this Sixth Amendment, terms used in this Sixth Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement (as amended by this Sixth Amendment). The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Sixth Amendment.

Section 2.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, but subject to the satisfaction of each condition precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Sixth Amendment Effective Date in the manner provided in this Section 2.

(a)Amended Definitions. The definitions of “Committed Borrowing”, “Committed Loan Notice”, “Consolidated Fund Debt” and “Loan Documents” contained in Section 1.01 of the Credit Agreement shall be amended and restated in their entirety as follows:

“Committed Borrowing” means a borrowing (including any Inventory Financing Sublimit Borrowing) consisting of simultaneous Committed Loans of the same Type and having the same Interest Period made by each of the Lenders pursuant to Section 2.01.

“Committed Loan Notice” means a notice of (a) a Committed Borrowing (including Inventory Financing Sublimit Borrowing), (b) a conversion of Committed Loans from one Type to the other, (c) a conversion of Committed Loans from one Class to the other or (d) a continuation of

Committed Loans as the same Type, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A-1 or A-2, as applicable.

“Consolidated Funded Debt” means, as of any date of determination, for the MLP, the Borrower and the Restricted Subsidiaries on a consolidated basis, an amount equal to (x) the sum of (a) the outstanding principal amount of all obligations and liabilities, whether current or long-term, for borrowed money (including Letters of Credit and all other Obligations hereunder), (b) Attributable Indebtedness with respect to Capital Leases, (c) Attributable Indebtedness with respect to Synthetic Lease Obligations, and (d) without duplication, all Guaranty Obligations with respect to Indebtedness of the type specified in clauses (a) through (c) above, minus (y) to the extent included in clause (x) above, the aggregate principal amount of any outstanding Inventory Financing Sublimit Borrowing; provided, that (i) notwithstanding the foregoing, at any time following the Qualified Factoring Program Reclassification Date, principal or similar amounts under any Permitted Factoring Transaction shall be included in Consolidated Funded Debt for purposes of determining the Leverage Ratio and Senior Leverage Ratio and (ii) for purpose of clause (y) above, the outstanding Inventory Financing Sublimit Borrowings on the last day of each month shall be deemed to have been reduced by the Inventory Sublimit Prepayment Amount required to be made in the immediately succeeding calendar month pursuant to Section 2.03(f).

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, each Note, the Master Consent to Assignment, each of the Collateral Documents, the Agent/Arranger Fee Letters, the Engagement Letter, each Committed Loan Notice, each Compliance Certificate, the Guaranties, each Letter of Credit Application and each other agreement, document or instrument executed and delivered by a Loan Party from time to time in connection with this Agreement and the Notes.

(b)New Definitions. Section 1.01 of the Credit Agreement and the list of defined terms set forth therein shall be amended to add the following definitions to such Section and the list of defined terms set forth therein in appropriate alphabetical order to read in full as follows:

“Borrowing Base Certificate” means a certificate duly executed a Responsible Officer of the Borrower, substantially in the form of Exhibit I, prepared with respect to all Financed Eligible Inventory owned by the Borrower and its Restricted Subsidiaries on each Inventory Financing Sublimit Borrowing Base Date, (a) stating that the aggregate principal amount outstanding under the Inventory Financing Sublimit Tranche, after giving effect to any Inventory Financing Sublimit Borrowings made on or as of such Inventory Financing Sublimit Borrowing Base Date (if any), and giving effect to any prepayment made or required to be made contemporaneously with the delivery of such Borrowing Base Certificate pursuant to Section 2.03(f), does not exceed the lesser of (x) the Inventory Financing Sublimit Borrowing Base as of such Inventory Financing Sublimit Borrowing Base Date and (y) Inventory Financing Sublimit Availability as of such Inventory Financing Sublimit Borrowing Base Date, and (b) describing in reasonable detail the volumes, locations, sale contracts, Sale Values, Swap Contracts, and Hedged Values of the Financed Eligible Inventory.

“Class” means, with respect to a Committed Loan, its character as a General Loan or an Inventory Financing Loan.

“Committed Loan Notice (Financed Inventory)” means a Committed Loan Notice that includes the information related to (i) the applicable Inventory Financing Sublimit Borrowing required by Sections (c) and (d) of the form of Committed Loan Notice attached hereto as Exhibit A-1 or (ii) the conversion of General Loans to Inventory Financing Loans required by Section 5 of the form of Conversion/Continuation Notice attached hereto as Exhibit A-2.

“Eligible Inventory” means Petroleum Products owned by the Borrower and its Restricted Subsidiaries, specified by the Borrower as Eligible Inventory in the corresponding Borrowing Base Certificate or Committed Loan Notice (Financed Inventory), as applicable, which are the subject of either (x) sales contracts or (y) Swap Contracts (including over-the-counter commodity contracts, futures contracts and physical forward sales contracts at fixed prices); provided, that such Petroleum Products shall only constitute Eligible Inventory so long as (a)(i) the Borrower or its Restricted Subsidiaries shall have lawful and absolute title thereto (specifically excluding, however, tank bottoms and pipeline line fill of the Borrower and its Restricted Subsidiaries classified as long-term assets), subject only to Permitted Eligible Inventory Encumbrances and (ii) the Collateral Agent, for the benefit of the Lenders and the Lender Swap Parties, shall have a first priority security interest with respect to such Petroleum Products (subject only to Permitted Eligible Inventory Encumbrances), (b) the Collateral Agent, for the benefit of the Lenders and the Lender Swap Parties, shall have a first priority security interest (subject only to Permitted Eligible Inventory Encumbrances) with respect to such sales contract or Swap Contracts, and (c) unless such requirement is waived by the Collateral Agent, each applicable commodities intermediary in respect of any commodities account relating to any Financed Eligible Inventory shall have executed and delivered an Inventory Financing Control Agreement.

“Financed Eligible Inventory” means all Eligible Inventory that the purchase or storage of which has been fully or partially financed (or deemed financed) by Inventory Financing Loans.

“General Loans” means all Loans other than Inventory Financing Loans; provided, that Inventory Financing Loans may be converted into General Loans in accordance with Section 2.03(f) and Section 2.02(a).

“Hedged Value” means, as to Financed Eligible Inventory that is not subject to sales contracts, an amount equal to the volumes of such Financed Eligible Inventory multiplied by the prices fixed with respect thereto in the corresponding Swap Contracts.

“Inventory Financing Control Agreement” means an agreement that perfects by control the Lien in favor of the Collateral Agent for the benefit of the Lenders and the Lender Swap Parties in respect of one or more commodities accounts, as required in connection with the Inventory Financing Sublimit Tranche.

“Inventory Financing Loan” means all Loans outstanding under the Inventory Financing Sublimit Tranche; provided, that General Loans may be converted into Inventory Financing Loans in accordance with Section 2.02(a).

“Inventory Financing Sublimit Availability” means at any time, the lowest of (a) the then Aggregate Committed Sums, (b) $75,000,000 and (c) solely with respect to the period between March 1 to June 30 of each year, $10,000,000. The Inventory Financing Sublimit is part of, and not in addition to, the Aggregate Committed Sum.

“Inventory Financing Sublimit Borrowing” means a Committed Borrowing under the Inventory Financing Sublimit Tranche.

“Inventory Financing Sublimit Borrowing Base” means, as determined upon the delivery of each Borrowing Base Certificate delivered pursuant to Section 6.01(c), as of the Inventory Financing Sublimit Borrowing Base Date specified therein, the amount equal to the product of (a) 90% and (b) an amount equal to the sum of (in each case, as determined as of such Inventory Financing Sublimit Borrowing Base Date) (i) the Sale Value of Financed Eligible Inventory that is subject to sales contracts, plus (ii) the Hedged Value of Financed Eligible Inventory that is not subject to sales contracts, minus (iii) all storage, transportation and other applicable costs related to such Financed Eligible Inventory as reasonably estimated by the Borrower.

“Inventory Financing Sublimit Borrowing Base Date” means the last day of each calendar month.

“Inventory Financing Sublimit Tranche” has the meaning set forth in Section 2.01(c).

“Inventory Sublimit Prepayment Amount” has the meaning set forth in Section 2.03(f).

“New Financed Inventory” has the meaning set forth in Section 4.02(e).

“Permitted Eligible Inventory Encumbrances” means Liens permitted under Section 7.01 (c), (d), (f) and (l).

“Petroleum Products” means crude oil condensate, natural gas, natural gas liquids, liquified petroleum gases, refined petroleum products or any blend thereof.

“Sale Value” means, as to Financed Eligible Inventory that is subject to sales contracts, an amount equal to the volumes of such Financed Eligible Inventory multiplied by the sale price with respect thereto in the corresponding sales contracts.

“Sixth Amendment” means that certain Sixth Amendment to Third Amended and Restated Credit Agreement dated as of February 21, 2018 by and among the Borrower, MLP, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“Sixth Amendment Effective Date” means February 21, 2018.

(c)Amendment to Section 2.01(a) of the Credit Agreement. Paragraph (a) of Section 2.01 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

Subject to and in reliance upon the terms, conditions, representations and warranties in the Loan Documents, each Lender severally, but not jointly, agrees to make loans (including any Loan advanced under the Inventory Financing Sublimit Tranche pursuant to Section 2.01(c), each such Loan, a “Committed Loan”) to the Borrower from time to time on any Business Day during the period from the Closing Date to the Maturity Date (the “Availability Period”), in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Pro Rata Share of one or more Committed Borrowings under the Facility, not to exceed, when aggregated with such Lender’s Pro Rata Share of the Outstanding Amount of the L/C Obligations, such Lender’s Committed Sum. Such Committed Borrowings may be repaid and reborrowed from time to time in accordance with the terms and provisions of the Loan Documents; provided, that, each such Committed Borrowing must occur on a Business Day and no later than the Business Day immediately preceding the Maturity Date.

(d)Addition of a new paragraph (c) to Section 2.01 of the Credit Agreement. A new paragraph (c) shall be added to the end of Section 2.01 of the Credit Agreement to read in its entirety as follows:

Subject to and in reliance upon the terms, conditions, representations and warranties in the Loan Documents, each Lender agrees that, upon the request of the Borrower, certain Committed Loans made pursuant to Section 2.01(a), as are specified by the Borrower in the applicable Committed Loan Notice (Financed Inventory), will be designated as part of a sublimit (the “Inventory Financing Sublimit Tranche”) to finance (i) the purchase and sale by the Borrower or any Restricted Subsidiary of Eligible Inventory, (ii) the Eligible Inventory subject to a Swap

Contract entered into by the Borrower or any Restricted Subsidiary, and (iii) storage and transportation costs relating thereto; provided, that on the date any such Committed Loan is so designated, the aggregate outstanding Committed Loans under the Inventory Financing Sublimit Tranche shall not exceed the Inventory Financing Sublimit Availability. With respect to any Inventory Financing Sublimit Borrowing, such Inventory Financing Borrowing shall be deemed to have been used to finance the Eligible Inventory specified in the applicable Committed Loan Notice (Financed Inventory) in accordance with clause (i), (ii) and (iii) of the preceding sentence, regardless of the manner in which the proceeds of such Inventory Financing Sublimit Borrowing are actually applied.

(e)Amendment to Section 2.02(a) of the Credit Agreement. Paragraph (a) of Section 2.02 of the Credit Agreement shall be amended by (i) inserting the text “or one Class to the other” immediately after the text “one Type to the other” contained in the first sentence of such paragraph and (ii) deleting both clause (v) thereof and the word “and” immediately before such clause (v) and replacing them with the following new clauses to read in their entirety as follows:

(v) the Class of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, (vi) in case of an Inventory Financing Sublimit Borrowing, the certifications required by Section 4.02(e) and (vii) if applicable, the duration of the Interest Period with respect thereto.

(f)Amendment to Section 2.03(a) of the Credit Agreement. Paragraph (a) of Section 2.03 of the Credit Agreement shall be amended by (i) inserting the text “and Class(es)” immediately after the text “prepayment and the Type(s)” contained in the second sentence of such Section and (ii) adding a new sentence to the end of such Section to read in its entirety as follows:

Any notice of prepayment that fails to specify the Class of any Committed Loan being prepaid shall be deemed to have specified such Class to be a General Loan.

(g)Addition of a new paragraph (f) to Section 2.03 of the Credit Agreement. A new paragraph (f) shall be added to Section 2.03 of the Credit Agreement to read in its entirety as follows:

Inventory Financing Sublimit Borrowings. If on any Inventory Financing Sublimit Borrowing Base Date the aggregate outstanding Inventory Financing Sublimit Borrowings exceed the lesser of (x) the Inventory Financing Sublimit Availability and (y) the Inventory Sublimit Borrowing Base (such excess, the “Inventory Sublimit Prepayment Amount”), then, on or prior to the tenth Business Day of the calendar month immediately succeeding such Inventory Financing Sublimit Borrowing Base Date, the Borrower shall (i) prepay the outstanding Inventory Financing Sublimit Borrowings, (ii) convert outstanding Inventory Sublimit Borrowings to General Loans or (iii) prepay the outstanding Inventory Financing Sublimit Borrowings and convert outstanding Inventory Sublimit Borrowings to General Loans, in any case of the foregoing clauses (i), (ii) or (iii), in an amount equal to the Inventory Sublimit Prepayment Amount for such Inventory Financing Sublimit Borrowing Base Date.

(h)Addition of a new paragraph (g) to Section 2.03 of the Credit Agreement. A new paragraph (g) shall be added to Section 2.03 of the Credit Agreement to read in its entirety as follows:

Prepayment Class. Unless otherwise specified in the applicable prepayment notice delivered pursuant to Section 2.03(a), or in writing by the Borrower prior to such prepayment, all prepayments pursuant to Section 2.03(a), (b) or (c) shall be deemed to be prepayments of first, General Loans and then, to the extent no General Loans are outstanding, Inventory Financing Loans.

(i)Addition of a new paragraph (e) to Section 4.02 of the Credit Agreement. A new paragraph (e) shall be added to the end of paragraph (d) of Section 4.02 of the Credit Agreement to read in its entirety as follows:

In case of any Inventory Financing Sublimit Borrowing, (i) all of the Petroleum Products to which such Inventory Financing Sublimit Borrowing relates (the “New Financed Inventory”) shall constitute Eligible Inventory, (ii) the price risk relating to such New Financed Inventory shall have been fully hedged pursuant to a Swap Contract or sold forward pursuant to a sales contract (subject to immaterial deficiencies described in Section 6.19(b)) and (iii) the Borrower shall have delivered to the Administrative Agent a Committed Loan Notice (Financed Inventory), whereby the Borrower certifies (A) as to the clauses (i) and (ii) above, and (B) that the principal amount of such Inventory Financing Sublimit Borrowing does not exceed an amount equal to the product of (a) 90% and (b) an amount equal to the sum of (in each case, as determined as of such Inventory Financing Sublimit Borrowing Base Date) (x) the Sale Value of Financed Eligible Inventory that is subject to sales contracts, plus (y) the Hedged Value of Financed Eligible Inventory that is not subject to sales contracts, minus (z) all storage, transportation and other applicable costs related to such Financed Eligible Inventory as reasonably estimated by the Borrower.

(j)Amendment to Sections 6.01(a) and 6.01(b) of the Credit Agreement. Paragraph (a) of Section 6.01 of the Credit Agreement shall be amended by deleting the word “and” at the end of the paragraph, and paragraph (b) of Section 6.01 of the Credit Agreement shall be amended by replacing the punctuation “.” at the end of the paragraph with the phrase “; and”.

(k)Addition of a new paragraph (c) to Section 6.01 of the Credit Agreement. A new paragraph (c) shall be added to the end of Section 6.01 of the Credit Agreement to read in its entirety as follows:
so long as any Inventory Financing Loans are outstanding, on or prior to the tenth Business Day of each calendar month, a Borrowing Base Certificate providing information as of the last day of the immediately preceding calendar month.

(l)Amendment to Section 6.09 of the Credit Agreement. Section 6.09 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

Section 6.09 Books and Records.     (a) Maintain in all material respects proper books of record and account (including the Eligible Inventory and the Swap Contracts and sales contracts related thereto), in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving its assets and business, and (b) maintain such books of record and account (including the Eligible Inventory and the Swap Contracts and sales contracts related thereto) in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over it.

(m) Addition of a new Section 6.19 to the Credit Agreement. Section 6.19 of the Credit Agreement shall be added to the end of Article VI to read in its entirety as follows:

Section 6.19 Inventory Financing Sublimit Tranche.

(a) The Borrower shall provide prompt notice of any change, amendment or modification that occurs with respect to a Swap Contract or sales contract related to Financed Eligible Inventory to the extent that such change, amendment or modification relates to the timing or amount of payments thereunder or would cause a prepayment to be required under Section 2.03(f).

(b) The Borrower shall, and shall cause each of the Restricted Subsidiaries to, maintain full Swap Contracts or forward sale contracts at all times with respect to Financed Eligible Inventory; provided, that the unavailability of derivatives with respect to the precise type of Petroleum Product that constitutes given Financed Eligible Inventory, basis differentials that cannot be fully hedged, or similar circumstances, shall not result in given Financed Eligible Inventory being considered to be not “fully hedged” for the purpose of this clause (b), so long as the Borrower is in good faith attempting to cause its commodity price risk with respect to such Financed Eligible Inventory to be minimized as reasonably possible.

(n)Amendment to Section 7.02(a)(xi) of the Credit Agreement. Section 7.02(a)(xi) of the Credit Agreement shall be amended by replacing the text “$1,000,000” with the text “$2,000,000”.

(o)Amendment to Section 7.14(b) of the Credit Agreement. Section 7.14(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

Leverage Ratio. Permit the Leverage Ratio as of the end of any fiscal quarter to be greater than:

(i) with respect to the fiscal quarters ending in March and June of 2018, 5.75 to 1.00;

(ii) with respect to the fiscal quarters ending in September and December of 2018 and March of 2019, 5.50 to 1.00; and

(iii) with respect to each fiscal quarter ending in June of 2019 and thereafter, 5.25 to 1.00, except that the Borrower may elect a maximum Leverage Ratio of 5.50 to 1.00 for the last day of the fiscal quarter in which an Acquisition or an acquisition of the equity interests of one or more new Restricted Subsidiaries has occurred and for the two fiscal quarters immediately following such acquisition (the “Acquisition Step-up Election”); provided that (i) such acquisition shall have a purchase price of at least $50,000,000, (ii) any Restricted Subsidiary acquired in connection with such acquisition shall remain designated as a Restricted Subsidiary at all times during the effectiveness of the Acquisition Step-up Election and (iii) after the conclusion of the applicable time period for any Acquisition Step-up Election, the Borrower must wait at least one full fiscal quarter before making another Acquisition Step-up Election.

(p)Amendment to Section 7.14(c) of the Credit Agreement. Section 7.14(c) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

Senior Leverage Ratio. Permit the Senior Leverage Ratio as of the end of any fiscal quarter to be greater than 3.25 to 1.00.

(q)Replacement of Exhibit A-1 to the Credit Agreement. Exhibit A-1 to the Credit Agreement shall be replaced in its entirety with Annex I attached hereto.

(r)Replacement of Exhibit A-2 to the Credit Agreement. Exhibit A-2 to the Credit Agreement shall be replaced in its entirety with Annex II attached hereto.

(s)Addition of Exhibit I to the Credit Agreement. A new Exhibit I as Annex III attached hereto shall be added after the end of Exhibit H to the Credit Agreement. The phrase “I Borrowing Base Certificate” shall be added to the end of the list of exhibits in the table of contents of the Credit Agreement.

Section 3.Conditions of Effectiveness. This Sixth Amendment shall not be effective until the date each of the following conditions precedent has been satisfied:

(a)the Administrative Agent has received a counterpart of this Sixth Amendment (which may be by telecopy or other electronic transmission) executed by the Borrower, the MLP, the other Loan Parties, the Administrative Agent, and Lenders constituting Required Lenders;

(b)the Administrative Agent has received a certificate signed by a Responsible Officer of the Borrower certifying that (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of such date (unless such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement as of such date, (iii) since December 31, 2016, there has been no event or circumstance that has or could reasonably be expected to have a Material Adverse Effect, (iv) there is no litigation, investigation or proceeding known to and affecting the Borrower or any affiliate for which the Borrower is required to give notice under the Credit Agreement, and (v) no action, suit, investigation or proceeding is pending or, to the knowledge of such officer, threatened in any court or before any arbitrator or Governmental Authority by or against the Borrower, any Guarantor, the MLP’s general partner, or any of their respective properties that could reasonably be expected to have a Material Adverse Effect; and

(c)the Borrower has paid (i) an amendment fee to the Administrative Agent (for the benefit of each Lender party hereto) in an aggregate amount equal to 0.10% of each such Lender’s Commitment as of the date hereof and (ii) the Administrative Agent’s reasonable legal fees and expenses to the extent invoiced prior to closing;

(d)the Administrative Agent has received such other documents as may be reasonably required by the Administrative Agent, including a Borrowing Base Certificate and Committed Loan Notice (Financed Inventory) with respect to the Loans deemed to be Inventory Financing Loans on the date hereof.

Section 4.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Sixth Amendment, each Loan Party represents and warrants to the Administrative Agent and to each Lender that:

(a)This Sixth Amendment, the Credit Agreement as amended hereby, and each Loan Document have been duly authorized, executed, and delivered by the Borrower and the applicable Loan Parties and constitute their legal, valid, and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity).

(b)The representations and warranties set forth in Article V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects on and as of the Sixth Amendment Effective Date, after giving effect to this Sixth Amendment, as if made on and as of the Sixth Amendment Effective Date, except to the extent such representations and warranties relate solely to an earlier date.

(c)As of the date hereof, after giving effect to this Sixth Amendment, no Default or Event of Default has occurred and is continuing or would result immediately after giving effect to this Sixth Amendment and the transactions contemplated hereby.

(d)No Loan Party has any defense to payment, counterclaim or rights of set-off with respect to the Obligations on the date hereof.

Section 5.Effect of Amendment.

(a)This Sixth Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein, and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent, or the Lenders may now or hereafter have under or in connection with the Credit Agreement, as amended by this Sixth Amendment. Except as otherwise expressly provided by this Sixth Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Sixth Amendment and such Credit Agreement shall be read and construed as one instrument.

(b)Each of the undersigned Guarantors is executing this Sixth Amendment in order to evidence that it hereby consents to and accepts the terms and conditions of this Sixth Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions hereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Sixth Amendment. The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid, and binding obligations of the Borrower and the Loan Parties, remain in full force and effect, are unimpaired by this Sixth Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.

(c)No failure or delay on the part of the Administrative Agent or the Lenders to exercise any right or remedy under the Credit Agreement, any other Loan Document or applicable law shall operate as a waiver thereof, nor shall any single partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Documents and applicable law.

(d)Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

Section 6.Miscellaneous. This Sixth Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Sixth Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Sixth Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Sixth Amendment, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Sixth Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Sixth Amendment.

Section 7.Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS SIXTH AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Remainder of Page Intentionally Blank.
Signature Pages to Follow.

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.
MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership,
as Borrower

By:    MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:      /s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President, Treasurer and
Chief Financial Officer

MARTIN MIDSTREAM PARTNERS L.P.,
a Delaware limited partnership,
as a Guarantor

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    /s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President, Treasurer and
Chief Financial Officer

MARTIN OPERATING GP LLC,
a Delaware limited liability company,
as a Guarantor

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    /s/ Robert D. Bondurant
Name:    Robert D. Bondurant,
Title:    Executive Vice President, Treasurer and
Chief Financial Officer

MARTIN MIDSTREAM FINANCE CORP.,
a Delaware corporation,
as a Guarantor

By:    /s/ Robert D. Bondurant
Name:    Robert D. Bondurant,
Title:    Executive Vice President and
Chief Financial Officer

MOP MIDSTREAM HOLDINGS LLC,
a Delaware limited liability company,
as a Guarantor

By:    /s/ Robert D. Bondurant
Name:    Robert D. Bondurant,
Title:    Executive Vice President, Treasurer and
Chief Financial Officer

TALEN’S MARINE & FUEL, LLC,
a Louisiana limited liability company,
as a Guarantor

By:    /s/ Robert D. Bondurant
Name:    Robert D. Bondurant,
Title:    Executive Vice President, Treasurer and
Chief Financial Officer

MARTIN MIDSTREAM NGL HOLDINGS, LLC, a Delaware limited liability company, as a Guarantor

By: /s/ Robert D. Bondurant
Name:    Robert D. Bondurant

Title:	Executive Vice President and Chief
Financial Officer

MARTIN MIDSTREAM NGL HOLDINGS II, LLC, a Delaware limited liability company, as a Guarantor

By: /s/ Robert D. Bondurant
Name:    Robert D. Bondurant

Title:	Executive Vice President and Chief
Financial Officer

CARDINAL GAS STORAGE PARTNERS LLC,
a Delaware limited liability company,
as a Guarantor

By: /s/ Robert D. Bondurant
Name:    Robert D. Bondurant
Title:    Executive Vice President

PERRYVILLE GAS STORAGE LLC,
a Delaware limited liability company,
as a Guarantor

By: /s/ Robert D. Bondurant
Name:    Robert D. Bondurant
Title:    Executive Vice President

ARCADIA GAS STORAGE, LLC,
a Texas limited liability company,
as a Guarantor

By: /s/ Robert D. Bondurant
Name:    Robert D. Bondurant
Title:    Executive Vice President

CADEVILLE GAS STORAGE LLC,
a Delaware limited liability company,
as a Guarantor

By: /s/ Robert D. Bondurant
Name:    Robert D. Bondurant
Title:    Executive Vice President

MONROE GAS STORAGE COMPANY, LLC,
a Delaware limited liability company,
as a Guarantor

By: /s/ Robert D. Bondurant
Name:    Robert D. Bondurant
Title:    Executive Vice President

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent

By: /s/ Rodica Dutka
Name:    Rodica Dutka
Title:    Manager, Agency

ROYAL BANK OF CANADA,
as a Lender and as L/C Issuer

By: /s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

Wells Fargo Bank, N.A.,
as Syndication Agent and a Lender

By: /s/ Charles D. Kirkham
Name:    Charles D. Kirkham
Title:    Managing Director

ABN AMRO CAPITAL USA LLC,
as Co-Documentation Agent and a Lender

By: /s/ Darrell Holley
Name:    Darrell Holley
Title:    Managing Director

By: /s/ Kaylan Hopson
Name:    Kaylan Hopson
Title:    Vice President

REGIONS BANK,
as Co-Documentation Agent and a Lender

By: /s/ Cody Chance
Name:    Cody Chance
Title:    Vice President

BNP PARIBAS,
as a Lender

By: /s/ Joe Onischuk
Name:    Joe Onischuk
Title:    Managing Director

By: /s/ Mark Renaud
Name:    Mark Renaud
Title:    Managing Director

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Christopher Kuna
Name:    Christopher Kuna
Title:    Vice President

NATIXIS,
as a Lender

By: /s/ Jarrett Price
Name:    Jarrett Price
Title:    Director

By: /s/ Brice le Foyer
Name: Brice le Foyer
Title:    Director

SUNTRUST BANK,
as a Lender

By: /s/ Carmen Malizia
Name:    Carmen Malizia
Title:    Director

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Jo Ann Vasquez
Name:    Jo Ann Vasquez
Title:    Vice President

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ Lincoln LaCour
Name:    Lincoln LaCour
Title:    Vice President

COMPASS BANK,
as a Lender

By: /s/ Jay S. Tweed
Name:    Jay S. Tweed
Title:    Senior Vice President

COMERICA BANK,
as a Lender

By: /s/ Jessica Burgess
Name:    Jessica Burgess
Title:    Vice President

CADENCE BANK, N.A.,
as a Lender

By: /s/ David Anderson
Name:    David Anderson
Title:    Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ James D. Weinstein
Name:    James D. Weinstein
Title:    Managing Director

GOLDMAN SACHS Bank USA,
as a Lender

By: /s/ Chris Lam
Name:    Chris Lam
Title:    Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Sean Piper
Name:    Sean Piper
Title:    AVP

RAYMOND JAMES BANK, N.A.,
as a Lender

By: /s/ John Harris
Name:    John Harris
Title:    Managing Director

ANNEX I

EXHIBIT A-1

FORM OF COMMITTED LOAN NOTICE

Date: ___________, _____
To:    Royal Bank of Canada, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Third Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Martin Operating Partnership L.P., a Delaware limited partnership (the “Borrower”), Martin Midstream Partners L.P., a Delaware limited partnership (the “MLP”), Royal Bank of Canada, as Administrative Agent and Collateral Agent, and the Lenders from time to time party thereto.

The undersigned hereby requests:

1.	Status Information

(a)	Outstanding amount of Committed Loans under the Revolver Facility prior to the Committed Borrowing requested herein: $____________

(b)	Principal amount of Committed Loans under the Facility available to be borrowed: $______________

2.	Amount of Committed Borrowing: $___________

3.	Requested date of Committed Borrowing: _________________, 20__.

4.	Requested Type of Committed Loan and applicable Dollar amount:

(a)    Base Rate Loan for $________________________.

(b)    Eurodollar Rate Loan with Interest Period of:

(i)	one month for $_______________

(ii)	two months for $_______________

(iii)	three months for $_______________

(iv)	six months for $_______________

(v)	twelve months for $_______________

5.	Purpose of Loan: is the purpose of the Loan to fund Quarterly Distributions?

___	Yes

___	No

6.    Inventory Financing Sublimit Borrowing: is this Loan an Inventory Financing Sublimit Borrowing?

___	Yes

___	No
The undersigned hereby certifies that the following statements will be true on the date of the proposed Committed Borrowing after giving effect thereto and to the application of the proceeds therefrom:

(a)    the representations and warranties of the Borrower, the MLP, each other Guarantor executing a Guaranty, and to the extent applicable, the other Subsidiaries, contained in Article V of the Agreement are true and correct in all material respects as though made on and as of such date (except such representations and warranties which expressly refer to an earlier date, which are true and correct in all material respects as of such earlier date);

(b)    no Default or Event of Default has occurred and is continuing, or would result from such proposed Committed Borrowing;

[(c)    all of the Petroleum Products to which this Committed Borrowing relates (the “New Financed Inventory”) constitutes Eligible Inventory, and the price risk relating to the New Financed Inventory is fully hedged pursuant to a Swap Contract or sold forward pursuant to a sales contract (subject to immaterial deficiencies described in Section 6.19(b) of the Agreement)]1; and

[(d)    the amount of this Committed Borrowing does not exceed an amount equal to the product of (a) (a) 90% and (b) an amount equal to the sum of (in each case, as determined as of such Inventory Financing Sublimit Borrowing Base Date) (i) the Sale Value of Financed Eligible Inventory that is subject to sales contracts, plus (ii) the Hedged Value of Financed Eligible Inventory that is not subject to sales contracts, minus (iii) all storage, transportation and other applicable costs related to such Financed Eligible Inventory as reasonably estimated by the Borrower.]2

[signature page follows]

Signature Page to
Committed Loan Notice

1 This section should be included in the Committed Loan Notice only if the Committed Loan Notice covers an Inventory Financing Sublimit Borrowing.
2 This section should be included in the Committed Loan Notice only if the Committed Loan Notice covers an Inventory Financing Sublimit Borrowing.

The Committed Borrowing requested herein complies with Section 2.01 of the Agreement.

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership, as Borrower

By:    MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:
Name:
Title:

ANNEX II

EXHIBIT A-2

FORM OF CONVERSION/CONTINUATION NOTICE

Date: _____________, ____

To:    Royal Bank of Canada, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Third Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Martin Operating Partnership L.P., a Delaware limited partnership (the “Borrower”), Martin Midstream Partners L.P., a Delaware limited partnership (the “MLP”), Royal Bank of Canada, as Administrative Agent and Collateral Agent, and the Lenders from time to time party thereto.

The undersigned hereby requests:

1.	Amount of [conversion] [continuation]: $_____________

2.	Existing rate (check applicable blank):

(a)	Base Rate: ________
(b)    Eurodollar Rate with
Interest Period of:
(i)    one month        ________
(ii)    two months        ________
(iii)    three months        ________
(iv)    six months         ________
(v)    twelve months        ________

3.	If a Eurodollar Rate Loan, date of the last day of the Interest Period for such Loan: ______________, 20__.
4.    [The Loan described above is to be [converted] [continued] as follows:] To be included for conversions unrelated to Inventory Financing Loan conversions.

(a)	Requested date of [conversion] [continuation]: _______________, 20__.
(b)    Requested Type of Loan and applicable Dollar amount:
(i)    Base Rate Loan for $_____________
(ii)    Eurodollar Rate Loan with Interest Period of:
(A)    one month for        $_______________
(B)    two months for        $_______________
(C)    three months for    $_______________
(D)    six months for        $_______________
(E)    twelve months for    $_______________

5. [The Loan described above is to be converted as follows:]4

(a)	Requested date of conversion: _______________, 20__.

(b)	[Inventory Financing Loans/General Loans] in the amount of $_____________ to be converted into [General Loans/Inventory Financing Loans].

(c)	[The undersigned hereby certifies that the following statements will be true on the date of the conversion date after giving effect thereto:][5]

3 To be included for conversions unrelated to Inventory Financing Loan conversions.
4 To be included for conversions of Class.
5 To be included for conversions from General Loans to Inventory Financing Loans.

(i)    all of the Petroleum Products to which this conversion relates (the “New Financed Inventory”) constitutes Eligible Inventory, and the price risk relating to the New Financed Inventory is fully hedged pursuant to a Swap Contract or sold forward pursuant to a sales contract (subject to immaterial deficiencies described in Section 6.19(b) of the Agreement)]; and
(ii) the amount of General Loans being converted to Inventory Financing Loans (together with all other Inventory Financing Loans outstanding on the conversion date) will not exceed an amount equal to the product of (a) 90% and (b) an amount equal to the sum of (in each case, as determined as of such Inventory Financing Sublimit Borrowing Base Date) (i) the Sale Value of Financed Eligible Inventory that is subject to sales contracts, plus (ii) the Hedged Value of Financed Eligible Inventory that is not subject to sales contracts, minus (iii) all storage, transportation and other applicable costs related to such Financed Eligible Inventory as reasonably estimated by the Borrower.]

The [conversion] [continuation] requested herein complies with Section 2.02 of the Agreement.

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership, as Borrower

By:    MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:
Name:
Title:

ANNEX III
EXHIBIT I
FORM OF BORROWING BASE CERTIFICATE
[date]
To:    Royal Bank of Canada, as Administrative Agent
[address]
Attn:

This Borrowing Base Certificate (this “Certificate”) is being delivered This Certificate must be delivered on or prior to the tenth Business Day of the calendar month pursuant to Section 6.01(c) of that certain Third Amended and Restated Credit Agreement dated as of March 28, 2013 (as the same may be amended, restated or otherwise modified from time to time, the “Credit Agreement”) among Martin Operating Partnership L.P., a Delaware limited partnership, as borrower (the “Borrower”), Martin Midstream Partners L.P., a Delaware limited partnership (the “MLP”), the Lenders party thereto, and Royal Bank of Canada, as administrative agent (in such capacity, and together with its permitted successors, the “Administrative Agent”).Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement. The undersigned, Responsible Officer of the Borrower, hereby certifies on behalf of the Borrower the following:

1.
The Inventory Financing Sublimit Borrowing Base Date to which this Certificate applies is [_____]. The Inventory Financing Sublimit Borrowing Base Date shall be the last day of the calendar month immediately preceding the month in which this Certificate is delivered.

2.
The aggregate principal amount borrowed and outstanding under the Inventory Financing Sublimit Tranche on the Inventory Financing Sublimit Borrowing Base Date, after giving effect to any Inventory Financing Sublimit Borrowings designated on such Inventory Financing Sublimit Borrowing Base Date [pursuant to clause 7 below], after giving effect to any prepayment made (but not required to be made) on the Inventory Financing Sublimit Borrowing Base Date, but without giving effect to any prepayment required to be made contemporaneously with the delivery of this Certificate pursuant to Section 2.03(f) of the Credit Agreement, is equal to $[____].

3.
The Inventory Financing Sublimit Availability of the Inventory Financing Sublimit Borrowing Base is equal to $[____]. The lowest of (a) the then Aggregate Committed Sums, (b) $75,000,000 and with regard to the period between March 1 to June 30 of each year, $10,000,000. The Inventory Financing Sublimit is part of, and not in addition to, the Aggregate Committed Sum.

4.
The calculation of the Inventory Financing Sublimit Borrowing Base as of the Inventory Financing Sublimit Borrowing Base Date is set forth on Exhibit A hereto. Such Inventory Financing Sublimit Borrowing Base is equal to $[_____].

5.
The amount calculated pursuant to clause 2 above that is in excess of the lower of the amounts calculated pursuant to each clauses 3 and 4 above (if any) is equal to $[____]. This is the Inventory Sublimit Prepayment Amount for the Inventory Financing Sublimit Borrowing Base Date. Contemporaneously with the delivery of this Certificate, the Borrower hereby notifies the Administrative Agent pursuant to Section 2.03(f) of the Credit Agreement that the Borrower has made [a prepayment of Inventory Financing Sublimit Borrowings][conversion of Inventory Financing Loans to General Loans pursuant to Section [8] hereof] in the Inventory Sublimit Prepayment Amount (if any) in accordance with Section 2.03(f) of the Credit Agreement.

6.
The aggregate principal amount borrowed and outstanding under the Inventory Financing Sublimit Tranche, after giving effect to any Inventory Financing Sublimit Borrowings designated on the Inventory Financing Sublimit Borrowing Base Date (if any) [pursuant to clause 7 below] and after giving effect to any prepayment or conversion to General Loans required to be made contemporaneously with the delivery of this Certificate pursuant to Section 2.03(f) of the Credit Agreement and pursuant to clause 5 above, does not exceed the lesser of (x) the Inventory Financing Sublimit Borrowing Base as of the Inventory Financing Sublimit Borrowing Base Date and (y) the Inventory Financing Sublimit Availability as of the Inventory Financing Sublimit Borrowing Base Date.

7.
[The Borrower hereby requests the conversion of General Loans to, and designation of such Loans as, Inventory Financing Loans as of the Inventory Financing Sublimit Borrowing Base Date in a principal amount equal to $[_____]. The Borrower hereby certifies that the following statements are true as of such Inventory Financing Sublimit Borrowing Base Date:

(i)	all of the Petroleum Products to which such requested Inventory Financing Sublimit Borrowing relates (the “New Financed Inventory”) constitute Eligible Inventory;

(ii)
the price risk relating to such New Financed Inventory has been fully hedged pursuant to a Swap Contract or sold forward pursuant to a sales contract (subject to immaterial deficiencies described in Section 6.19(b) of the Credit Agreement);

(iii)
the principal amount of such Inventory Financing Sublimit Borrowing does not exceed an amount equal to the product of (a) 90% and (b) an amount equal to the sum of (in each case, as determined as of such Inventory Financing Sublimit Borrowing Base Date) (x) the Sale Value of Financed Eligible Inventory that is subject to sales contracts, plus (y) the Hedged Value of Financed Eligible Inventory that is not subject to sales contracts, minus (z) all storage, transportation and other applicable costs related to such Financed Eligible Inventory as reasonably estimated by the Borrower.][9]

8.	[The Borrower hereby requests the conversion of Inventory Financing Loans to General Loans in a principal amount equal to $[ ] as of the Inventory Financing Sublimit Borrowing Base Date.][10]

9.
The following table sets forth true, complete and correct information related to Financed Eligible Inventory owned by Borrower or any Restricted Subsidiary on the Inventory Financing Sublimit Borrowing Base Date.

9 Include if plan is to deem an Inventory Financing Sublimit Borrowing as a General Loan as of the Inventory Financing Sublimit Borrowing Base Date.
10 Include if plan is to deem General Loans as Inventory Financing Sublimit Borrowings as of the Inventory Financing Sublimit Borrowing Base Date.

I. Total Volume of Financed Eligible Inventory:
II. Location of Financed Eligible Inventory:

State	County	Volume (Barrels/MMBTU)

III. Financed Eligible Inventory Subject to Sales Contracts:

Counterparty	Contract Number	Contract Date (i.e. End Date)	Volume (Barrels/MMBTU)	Sale Price	Sale Value

IV. Financed Eligible Inventory Subject to Swap Contracts:

Counterparty	Contract Number	Contract Date (i.e. End Date)	Volume (Barrels/MMBTU)	Hedge Price	Hedge Value

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the first date written above.

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership, as Borrower

By:    MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:
Name:
Title:

Exhibit A

Inventory Financing Sublimit Borrowing Base Calculation

I. Sale Value

A. Volume of Financed Eligible Inventory subject to sales contracts

B. Sale price of such Financed Eligible Inventory

Sale Value = A * B

II. Hedged Value

A. Volume of Financed Eligible Inventory not subject to sales contracts

B. Prices fixed with respect thereto in corresponding Swap Contracts

C. Hedged Value = A* B

III. Inventory Financing Sublimit Borrowing Base

A. Sale Value (from I. above)

B. Hedged Value (from II. above)

C. All storage, transportation and other applicable costs related to such Financed Eligible Inventory as reasonably estimated by the Borrower

D. A + B - C

Inventory Financing Sublimit Borrowing Base = D * 90%